SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2005

VERSANT CORPORATION

(Exact name of the Registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

000-28540	94-3079392
(Commission File Number)	(IRS Employer Identification No.)

6539 Dumbarton Circle, Fremont California	94555
(Address of principal executive offices)	(Zip Code)

(510) 789-1500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02:              Results of Operations and Financial Condition.

The information in this Item 2.02 and in Exhibit 99.01 attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

On May 6, 2005, Versant Corporation issued a press release announcing certain preliminary financial results for the fiscal quarter ended April 30, 2005.  A copy of this press release is furnished as Exhibit 99.01 to this report.

Item 9.01:              Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Exhibit Title
99.01	Press Release dated May 6, 2005, announcing certain preliminary financial results of the Registrant for the quarter ended April 30, 2005.*

*  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERSANT CORPORATION

Date: May 10, 2005	By:	/s/ Lee McGrath
Lee McGrath, Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Title
99.01	Press Release dated May 6, 2005, announcing certain preliminary financial results of the Registrant for the quarter ended April 30, 2005.*

*  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.